Exhibit 10.2
FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE

$9,500,000	Cuyahoga County, Ohio As of March 28, 2008
     FOR VALUE RECEIVED, the undersigned, JOHN D. OIL AND GAS COMPANY, a Maryland corporation (“John D”) and RICHARD M. OSBORNE, an individual (“Osborne”)(“John D” and “Osborne” jointly and severally “Borrowers”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, N.A., d/b/a CHARTER ONE (together with its successors and assigns and each subsequent holder, “Bank”), at its principal office at 1215 Superior Avenue, Cleveland, Ohio 44114, or at such other place as the holder hereof may from time to time designate in writing, in immediately available funds on the Maturity Date, as defined in the Loan Agreement (as defined below) the lesser of NINE MILLION FIVE HUNDRED THOUSAND DOLLARS U.S. ($9,500,000.00) or the Commitment Sublimit pursuant to that certain First Amended and Restated Loan and Security Agreement among Borrowers and Bank, dated as of March 28, 2008, (as the same may hereafter be amended, restated, supplemented, or otherwise modified from time to time and at any time, the “Loan Agreement”). Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.
     Loan Agreement. This note is the First Amended and Restated Revolving Credit Note referred to in the Loan Agreement (as heretofore amended, restated, supplemented and otherwise modified, this “Note”). The Loan Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof and (ii) provides for the amendment or waiver of certain terms of the Loan Agreement, all upon the terms and conditions therein specified.
     Payments. Each of the undersigned, jointly and severally, promises to pay accrued and unpaid interest on the unpaid principal amount of each Revolving Credit Loan evidenced hereby from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are set forth in the Loan Agreement, including any applicable Default Rate, until the payment in full thereof. Without in any way limiting Bank’s right at any time to demand payment of the entire principal balance under this Note and all interest accrued thereon upon the occurrence of an Event of Default, which right is absolute and unconditional, the entire unpaid principal balance under this Note, together with all interest accrued thereon, shall be due and payable on the Maturity Date, without notice, presentment, demand, notice of dishonor, or any notice of any kind. Each of the undersigned, jointly and severally, promises to pay on demand, interest on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Loan Agreement or this Note. Each of the undersigned, jointly and severally, promise to pay in accordance with the terms set forth in the Loan Agreement, the amount by which Advances extended hereunder exceed the Commitment Sublimit. Both principal and interest in respect of each Revolving Credit Loan are payable in lawful money of the United States of America to Bank in immediately available funds. Each Revolving Credit Loan made by Bank to Borrowers pursuant to the Loan Agreement, and all payments made on account of the principal amount thereof, shall be recorded by Bank.
     Collateral. Each Borrower has executed certain “Credit Documents” (as defined in the Loan Agreement). The indebtedness evidenced by this Note is secured by all of the Credit Documents, and all of the covenants, conditions and agreements contained in all of the Credit Documents are hereby made a part of and incorporated into this Note by this reference. Reference is hereby made to the Credit Documents for a description of the collateral covered thereby and the rights of Bank and the obligations of each Borrower in respect thereto, but neither this reference to the Credit Documents nor any provisions thereof shall affect or impair the obligation of each Borrower jointly and severally to pay the principal and interest of this Note and all other sums or charges hereunder when due and payable in accordance with the terms and conditions hereof.
     Business Loan. Each Borrower hereby expressly acknowledges and represents that the indebtedness evidenced by this Note is a “business loan” within the meaning of Chapter 1343 of the Ohio Revised Code.
     Fees. If this Note is not paid when due, whether at maturity or by acceleration, each Borrower jointly and severally promises to pay all costs of collection incurred by Bank, including, without limitation, reasonable attorneys’ fees to the fullest extent not prohibited by applicable law, and all expenses incurred in connection with the protection or realization of any collateral, whether or not suit is filed hereon or on any instrument granting a security interest.
     Waiver. Each Borrower hereby jointly and severally waives demand, presentment for payment, protest, notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note or the other Credit Documents, and expressly consents to any extension of time of payment hereof, release of any party primarily or secondarily liable hereunder or of any of the security for this Note, acceptance of other parties to be liable for any of the indebtedness evidenced hereby or under the other Credit Documents or of other security therefor, or any other indulgence or forbearance which may be made, without notice to any party and without in any way affecting the liability of any party. Each Borrower hereby jointly and severally waives, in favor of Bank, any and all rights of contribution, subrogation, exoneration and any similar rights and interest so long as any amount evidenced by this Note, together with any additional amount secured by any of the Credit Documents, remains unpaid.
     Governing Law; Consent to Jurisdiction. This Note is executed by Borrowers at Cleveland, Cuyahoga County, Ohio. This Note is delivered in the State of Ohio and is to be governed by and construed in accordance with the laws of the State of Ohio without regard to conflict of laws principles thereof. Each Borrower consents to, and by execution of this Note submits to, the personal jurisdiction of the Court of Common Pleas of Cuyahoga County, Ohio, and the United States District Court sitting in Cleveland, Ohio, for the purposes of any judicial proceedings which are instituted for the enforcement of this Note. Each Borrower agrees that venue is proper in either of said courts.

     No delay on the part of the holder of this Note in the exercise of any power or right under this Note, or any of the other Credit Documents or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note or any security for the payment thereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.
     Successors and Assigns. Each Borrower agrees that this Note shall inure to the benefit of and may be enforced by Bank or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against each Borrower and their respective heirs, administrators, representatives, successors and assigns.
     Amendment and Restatement. This Note amends and restates and shall not constitute a novation of that certain note executed by Borrowers in favor of Bank dated September 28, 2006.
     Warrant of Attorney. Borrowers and each of them authorize any attorney-at-law to appear in any court of record in the State of Ohio or in any other state or territory of the United States at any time after this Note becomes due, whether at stated maturity, accelerated maturity or otherwise, to waive the issuing and service of process and to enter an appearance and to confess judgment against Borrowers or either of them in favor of Bank or the holder hereof for the amount due, together with interest, expenses, the costs of suit and reasonable counsel fees, and thereupon to release and waive all errors, rights of appeal and stays of execution. This warrant of attorney shall survive the dissolution or death of a Borrower. Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as any sums and/or costs, expenses or reasonable counsel fees shall be due as if a prior judgment is vacated, by filing an original or a photostatic copy of this Note. Borrowers jointly and severally agree that the attorney for Bank may confess judgment pursuant to this warrant of attorney and receive a fee from Bank for the same, and Borrowers jointly and severally expressly consent to the same and waive any conflict of interest arising therefrom.
     No Right to Jury Trial. BANK, BY ACCEPTANCE OF THIS NOTE, AND EACH BORROWER, JOINTLY AND SEVERALLY, HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVES FOR THE BENEFIT OF THE OTHER ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THIS NOTE OR THE CREDIT DOCUMENTS, THE TRANSACTIONS RELATED THERETO OR THE RELATIONSHIP ESTABLISHED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK AND BORROWERS TO EXECUTE AND DELIVER THE CREDIT DOCUMENTS. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK’S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE OR THE CREDIT DOCUMENTS. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED BY BANK AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

JOHN D. OIL & GAS COMPANY

By:	/s/ Richard M. Osborne	/s/ Richard M. Osborne

	Richard M. Osborne,	Richard M. Osborne,
	Chief Executive Officer	Individually
(Duly Authorized)
WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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